________________________________________________________________________________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2011

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
________________________________________________________________________________________________________________________________________________________

Introduction
On May 11, 2011, Nortek, Inc. (the “Company”) filed a Current Report on Form 8-K (the “May 11 Report”) disclosing, in Item 5.07 thereof, the results of the stockholders' votes held at the Company's Annual Meeting of Stockholders on May 10, 2011. This Current Report on Form 8-K supplements the information contained in Item 5.07 of the May 11 Report.

Item 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(d) Frequency of Say on Pay
In light of the vote of a majority of the Company's stockholders (66%) to recommend once every three years as the preferred frequency with which the Company is to hold a non-binding, advisory stockholder vote to approve the compensation of the Company's named executive officers, the Company has decided to include a shareholder vote on the compensation of executives in its proxy materials every third year until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By:    /s/ Edward J. Cooney
Name:    Edward J. Cooney
Title:    Senior Vice President and Treasurer

Date: March 20, 2012